NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Developing Markets Fund

Supplement dated September 9, 2011
to the Summary Prospectus dated May 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on September 9, 2011, the Board approved the termination of Baring International Investment Limited as a subadviser to the NVIT Developing Markets Fund (the “Fund”), and approved the appointment of The Boston Company Asset Management, LLC as its new subadviser.  This change is anticipated to take effect within the next thirty days (the “Effective Date”).

1.	The information that appears under the “Principal Investment Strategies” heading is deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by companies that are tied economically to emerging market countries. The Fund considers a company to be tied economically to emerging market countries if it is headquartered, trades on an exchange or maintains at least 50% of its assets in, or derives at least 50% of its revenues from, emerging market countries. Emerging market countries are developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund typically maintains investments in at least six countries at all times. The Fund may invest in companies of any size, including small- and mid-cap companies.

The subadviser employs a bottom-up investment approach (i.e., based on factors that are specific to individual companies) that emphasizes individual stock selection.  The subadviser uses proprietary quantitative (i.e., mathematical and statistical) models and fundamental analysis to seek to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts.  This stock selection process is designed to produce a diversified portfolio that, relative to the Fund’s benchmark index, frequently has a below-average price/earnings ratio and an above-average earnings growth trend.  The subadviser generally considers selling a security when it reaches a target price, fails to perform as expected or evidences changed fundamentals, or when other opportunities appear more attractive.   The Fund may engage in active and frequent trading of securities.

2.	The information following “Portfolio Management – Subadviser” is deleted and replaced with the following:

The Boston Company Asset Management, LLC (“TBC”)

3.	The information following “Portfolio Management – Portfolio Managers” is deleted and replaced with the following:

Portfolio Managers	Title	Length of Service
Sean P. Fitzgibbon, CFA	Co-Portfolio Manager, TBC	Since 1991
Jay Malikowski	Co-Portfolio Manager, TBC	Since August 2007

Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about The Boston Company.

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